UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2008

MWI VETERINARY SUPPLY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51468	02-0620757
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

651 S. Stratford Drive, Suite 100, Meridian, ID    83642

(Address of principal executive offices)    (Zip Code)

(800) 824-3703

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On July 31, 2008, MWI Veterinary Supply, Inc. issued a press release reporting its results for its third quarter ended June 30, 2008 of fiscal year 2008.  A copy of the press release is attached as Exhibit 99.1 to this report.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits

   (d)        Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

    99.1     MWI Veterinary Supply, Inc. press release issued by the Registrant on July 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MWI VETERINARY SUPPLY, INC.

Date: July 31, 2008	By:	/s/ Mary Patricia B. Thompson
Mary Patricia B. Thompson
Senior Vice President of Finance and Administration, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	MWI Veterinary Supply, Inc. press release dated July 31, 2008.